Vanguard
Money Market
Reserves-
Prime Portfolio

Fund Profile
July 28, 1997













The Prime Portfolio is part of Vanguard Money Market Reserves, which also includes the Federal Portfolio.

1    OBJECTIVE
Vanguard Money Market Reserves-Prime Portfolio seeks to provide maximum current income while preserving your investment and protecting your ability to convert to cash when needed.* The Portfolio may not meet this objective.


2    INVESTMENT STRATEGY
The Prime Portfolio invests in high-quality money market obligations issued by banks and other financial institutions, nonfinancial corporations, and the U.S., state, and municipal governments and their agencies.

The Portfolio seeks an average maturity of 90 days or less, and maintains the following quality ratings:


    Money Market                           Minimum
    Obligations                       Quality Ratings**
    ---------------------------------------------------
    Certificates of Deposit (CDs)            A-1
    Commercial Paper
     (short-term promissory notes)         Prime-1
    Short-Term Corporate Obligations         Aa3



3    RISKS
Investors in the Portfolio are exposed to . . .

- A VERY LOW degree of interest rate risk because the short-term nature of the Portfolio's investments tends to minimize the impact of interest rate changes.

- A HIGH degree of income risk (the possibility that the Portfolio's income will fluctuate when interest rates change).

- A LOW degree of credit risk (the possibility that the issuer of a money market instrument will fail to repay interest and principal) because of the high quality of the Portfolio's securities.













 *An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

**As rated by Moody's Investors Service, Inc.

4    APPROPRIATENESS

This Portfolio may be suitable for investors who . . .

-    Are seeking a market rate of income in very short-term securities.

-    Want to protect the value of their investment.

-    Have short-term goals or need a temporary place to hold money.

The Portfolio is not suitable for investors who . . .

-    Want a steady level of income.

-    Are seeking capital growth.


5    FEES AND EXPENSES

The Prime Portfolio--like all Vanguard funds--is offered on a pure no-load basis (that is, the Portfolio has no 12b-1 fees or charges to buy or sell shares).

The Portfolio's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Portfolio's expense ratio for fiscal year 1996 was 0.32% of assets.

    Annual Fund Operating Expenses
    -------------------------------------------------
    Investment Advisory Fees................... 0.01%
    Distribution Costs......................... 0.03
    Other Expenses............................. 0.28
                                                ----
    Total Operating Expenses .................. 0.32%
                                                ====


The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

    1 Year        3 Years       5 Years       10 Years
    -------------------------------------------------
      $3            $10           $18            $41


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6    PAST PERFORMANCE


                                  PERFORMANCE
                          ANNUAL RETURNS [%] 1987-1996




                                        VANGUARD            LIPPER NON-GOVERNMENT
                                         PRIME                MONEY MARKET FUNDS
                                        PORTFOLIO                   AVERAGE +
                                        ---------                   ---------
1987                                       6.6                        6.1
1988                                       7.6                        7.0
1989                                       9.4                        8.8
1990                                       8.3                        7.8
1991                                       6.1                        5.7
1992                                       3.7                        3.3
1993                                       3.0                        2.6
1994                                       4.1                        3.7
1995                                       5.8                        5.4
1996                                       5.3                        4.8



                               PERFORMANCE SUMMARY
                         (PERIODS ENDED JUNE 30, 1997)



                          AVERAGE ANNUAL TOTAL RETURN
                           PRIME             LIPPER
                          PORTFOLIO          AVERAGE+
                          ---------          --------
   1 Year                   5.3%               4.8%
   5 Years                  4.5%               4.1%
   10 Years                 5.9%               5.5%

Performance figures include the reinvestment of all dividends. All returns are net of expenses. The performance data quoted represent past performance; future returns will fluctuate.




                        Annualized current yield for the
                      seven-day period ended June 30, 1997:
                                      5.36%
                     For the latest yield, call Vanguard at
                                 1-800-662-7447

The average annualized current yield represents the Portfolio's average income less all expenses for the seven-day period, annualized by 365 days and divided by the average total net assets over the same period.



+Lipper Non-Government Money Market Funds Average is an industry benchmark of nongovernment money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

7    INVESTMENT ADVISER

The Portfolio is managed by Vanguard Fixed Income Group, which manages total assets of more than $88 billion.

John Hollyer, Principal of Vanguard, has managed the Portfolio since 1989.


8    PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).


9    REDEMPTIONS

You may redeem shares by writing a check ($250 minimum), sending a letter to, or calling Vanguard.


10   DISTRIBUTIONS

Dividends are declared each business day and are paid on the first business day of each month. Dividend distributions can be automatically reinvested or received in cash. Dividend distributions are taxable to you whether reinvested in additional shares or received in cash.


11   OTHER SERVICES

-    Free checkwriting.

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

                           [THE VANGUARD GROUP LOGO]

                              Post Office Box 2600
                             Valley Forge, PA 19482




TOLL-FREE INVESTOR
INFORMATION
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Portfolio. If you would like more information before you invest, please consult the Portfolio's accompanying prospectus. For details about the Portfolio's holdings or recent investment strategies, please review the Portfolio's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.













(C) 1997 Vanguard Marketing
Corporation, Distributor